UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2014

PAID, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28720	73-1479833
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 Friberg Parkway Suite 4004 Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 861-6050

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

(a) On October 10, 2014, the Company filed an amendment to its Certificate of Incorporation to increase its authorized shares of common stock from 350,000,000 to 550,000,000. The Certificate of Amendment is attached hereto at Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Special Meeting of Stockholders of the Company held October 8, 2014 was called

1.	To approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 350,000,000 to 550,000,000;

2.	To approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of blank check preferred stock;

3.	To approve an amendment to the Company’s Certificate of Incorporation to make effective a reverse stock split at a range of 1 for 10 through 1 for 50 and to reduce the number of authorized shares of the Company’s common stock, subject to the Board of Director’s discretion;

4.	To ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2014;

5.	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies with respect to Proposals 1, 2 and 3.

The following table sets forth the number of votes cast for and against, and the number of abstentions and non- votes, with respect to each proposal.

	Number of Votes
	For	Against	Abstain	Non-Votes
To approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 350,000,000 to 550,000,000	219,163,875	50,186,052	7,036,571	0

To approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of blank check preferred stock	100,559,468	26,509,829	236,200	149,081,001

To approve an amendment to the Company’s Certificate of Incorporation to make effective a reverse stock split at a range of 1 for 10 through 1 for 50 and to reduce the number of authorized shares of the Company’s common stock, subject to the Board of Director’s discretion	227,337,846	47,931,004	1,117,648	0

To ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2014	256,186,494	14,300,441	5,899,563	0

To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies with respect to Proposals 1, 2 and 3.	225,320,853	46,036,718	5,028,927	0

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of PAID, Inc.

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAID, INC.

Date: October 15, 2014	By:	/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, CEO

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of PAID, Inc.

99.1	Press Release